EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO SECTION 18 U.S.C SECTION 1350
AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Wireless Facilities, Inc. (the “Company”) on Form 10-K for the fiscal year ended December 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Eric M. DeMarco, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.                 The Report fully complies with the requirements of Section 13(a) or 15(d), of the Securities Exchange Act of 1934; and

2.                 That the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 3, 2006

WIRELESS FACILITIES, INC.

/s/ ERIC M. DEMARCO
Chief Executive Officer